UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2005


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or Other Jurisdiction of Incorporation)


                 1-05571                               75-1047710
        (Commission File Number)            (IRS Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas     76102
         (Address of principal executive offices)             (Zip Code)

                                 (817) 415-3700
              (Registrant's telephone number, including area code)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  _ Written communications pursuant to Rule 425 under the Securities Act

  _ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

  _ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

  _ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

     On February 17, 2005 RadioShack Corporation (the "Company") issued a press release containing certain information with respect to its fourth quarter 2004 financial results. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 17th day of February, 2005.

                                      RADIOSHACK CORPORATION


                                      /s/ Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President - Chief
                                      Administrative Officer, Secretary and
                                      General Counsel

                                  EXHIBIT INDEX

Exhibit No.

99.1     Press Release, dated February 17, 2005.

                                                               February 17, 2005
                                                                    RSH-2005-005
For further information contact:
James M. Grant,                                Kay Jackson,
Senior Director, Investor Relations            Senior Director, Public Relations
(817) 415-7833                                 (817) 415-3300
Or                                             Media.relations@radioshack.com
Leah M. King                                   ------------------------------
Director, Investor Relations
(817) 415-2909
investor.relations@radioshack.com
---------------------------------

             RadioShack Corporation Announces 2004 Fourth Quarter,
                         Fiscal Year Financial Results


Fort Worth, Texas, February 17, 2005 - RadioShack Corporation (NYSE: RSH) today announced net income of $130.9 million or $0.81 per diluted share for the quarter ended December 31, 2004 versus net income of $127.3 million or $0.77 per diluted share for the quarter ended December 31, 2003. This represents a fourth quarter 2004 growth rate of 3% in net income and 5% in diluted earnings per share.


As reported last month, fourth quarter 2004 comparable store sales were up 3% versus the prior year. Total sales in the fourth quarter of 2004 were up 7% to $1,593 million, compared to total sales of $1,490 million for the previous year.


"Strong sales and gross margin preservation were the keys to delivering higher operating and net profits in the fourth quarter and for the entire fiscal year," said Leonard Roberts, chairman and chief executive officer. "The difference between comparable and total sales in the fourth quarter of 2004 was the result of the first step in our plan to expand channels and to position the company to deliver higher growth."


For fiscal year 2004, RadioShack reported net income of $337.2 million or $2.08 per diluted share versus net income of $298.5 million or $1.77 per diluted share in fiscal year 2003. This represents a fiscal year 2004 growth rate of 13% in net income and 18% in diluted earnings per share.


Fiscal year 2004 comparable store sales were up 3% versus the prior year. Total sales in fiscal 2004 were $4,841 million versus $4,649 million in fiscal 2003, an increase of 4%.


"RadioShack had an outstanding 2004," Roberts said. "The company generated higher sales growth, expanded gross margin, leveraged SG&A, and increased operating income by 15%. Our investment in strategic growth channels, such as Sam's Club and Sprint kiosks, impacting SG&A in the fourth quarter will serve as a platform for profitable growth going forward."

2005 Financial Guidance


RadioShack announced estimated fiscal year 2005 earnings per share of $2.34 to $2.40. The estimate represents a $0.07 reduction versus previous guidance. In addition, the estimate includes the impact of FAS123R requiring the expensing of stock options. The fiscal year earnings are predicated upon the following estimated financial metrics for 2005:

  o        Total sales growth of 9% to 11%,

  o        Gross margin rate down 20 to 60 basis points, and

  o        SG&A growth of 8% to 10%.


RadioShack also initiated first quarter 2005 earnings per share guidance of $0.39 to $0.41 representing a decline of 5% to 0% versus first quarter 2004 earnings per share. Management looks forward to providing further insight and its confidence into how the company will achieve its full-year guidance at its annual institutional investor conference.


Today, starting at 9:30 a.m. ET, management will host a webcast to discuss its financial results. The public is invited to listen to the event live on the Internet at www.radioshackcorporation.com on the Investor Relations page. The conference agenda is posted on the company's website too. The webcast will be replayed until at least March 31, 2005.


Statements made in this news release which are forward-looking involve risks and uncertainties and are indicated by words such as "estimated" and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the S.E.C. such as RadioShack's most recent Forms 10-K and 10-Q.


Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer and a growing provider of a variety of retail support services. The company operates through a vast network of sales channels, including: nearly 7,000 company and dealer stores; almost 100 RadioShack locations in Mexico; more than 500 SAM'S CLUB wireless kiosks; and a growing number of mall-based Sprint PCS wireless kiosks. RadioShack's knowledgeable and helpful sales associates deliver convenient product and service solutions within an estimated five minutes of where 94 percent of all Americans either live or work. For more information on RadioShack Corporation, visit www.RadioShackCorporation.com. To learn more about RadioShack products and services or to purchase items online, visit www.RadioShack.com.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Income Statement (Unaudited)
(In millions, except per share amounts)
                                                 Three Months Ended        Increase/      Twelve Months Ended      Increase/
                                                     December 31,         (Decrease)          December 31,         (Decrease)
                                               -----------------------   ------------   -----------------------   ------------
                                                  2004         2003      2004 vs 2003      2004         2003      2004 vs 2003
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net sales and operating revenues                $1,593.3     $1,490.4     $   102.9      $4,841.2     $4,649.3     $   191.9
Cost of products sold                              808.2        756.0          52.2       2,406.7      2,333.6          73.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Gross profit                                       785.1        734.4          50.7       2,434.5      2,315.7         118.8
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating expenses:
  Selling, general and administrative              544.5        504.2          40.3       1,774.8      1,740.0          34.8
  Depreciation and amortization                     28.1         23.2           4.9         101.4         92.0           9.4
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total operating expenses                           572.6        527.4          45.2       1,876.2      1,832.0          44.2
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating income                                   212.5        207.0           5.5         558.3        483.7          74.6

Interest income                                      5.5          1.4           4.1          11.4         12.8          (1.4)
Interest expense                                    (8.6)        (7.6)         (1.0)        (29.6)       (35.7)          6.1
Other income, net                                    --           --            --            2.0         12.0         (10.0)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Income before income taxes                         209.4        200.8           8.6         542.1        472.8          69.3
Provision for income taxes                          78.5         73.5           5.0         204.9        174.3          30.6
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net income                                      $  130.9     $  127.3     $     3.6      $  337.2     $  298.5     $    38.7
                                               ==========   ==========   ============   ==========   ==========   ============
Net income per share:
  Basic                                         $   0.82     $   0.77     $    0.05      $   2.09     $   1.78     $    0.31
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                       $   0.81     $   0.77     $    0.04      $   2.08     $   1.77     $    0.31
                                               ==========   ==========   ============   ==========   ==========   ============
Avg shares used to compute earnings per share:
  Basic                                            159.3        164.5          (5.2)        161.0        167.7          (6.7)
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                          160.7        166.3          (5.6)        162.5        168.9          (6.4)
                                               ==========   ==========   ============   ==========   ==========   ============
Shares outstanding                                 158.2        162.5          (4.3)
                                               ==========   ==========   ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
(In millions)
                                                                  Dec. 31, 2004  Dec. 31, 2003
                                                                  -------------  -------------
Assets
Cash and cash equivalents                                           $  437.9       $  634.7
Accounts and notes receivable, net                                     241.0          182.4
Inventories, net                                                     1,003.7          766.5
Other current assets                                                    92.5           83.0
                                                                  -------------  -------------
  Total current assets                                               1,775.1        1,666.6

Property, plant and equipment, net                                     652.0          513.1
Other assets, net                                                       89.6           64.2
                                                                  -------------  -------------
Total assets                                                        $2,516.7       $2,243.9
                                                                  =============  =============

Liabilities and Stockholders' Equity
Notes payable                                                       $   55.6       $   77.4
Accounts payable                                                       442.2          300.2
Accrued expenses                                                       342.1          343.0
Income taxes payable                                                   117.5          137.5
                                                                  -------------  -------------
  Total current liabilities                                            957.4          858.1

Long-term debt, excluding current maturities                           506.9          541.3
Other non-current liabilities                                          130.3           75.2
                                                                  -------------  -------------
  Total liabilities                                                  1,594.6        1,474.6
                                                                  -------------  -------------
Stockholders' equity                                                   922.1          769.3
                                                                  -------------  -------------
Total liabilities and stockholders' equity                          $2,516.7       $2,243.9
                                                                  =============  =============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(In millions)
                                                       Year Ended December 31,
                                                         2004         2003
                                                      ----------   ----------
Cash flows from operating activities:
 Net income                                            $ 337.2      $ 298.5
  Adjustments to reconcile net income to net cash
    provided by operating activities:
   Depreciation and amortization                         101.4         92.0
   Provision for credit losses and bad debt               (0.3)         0.4
   Deferred income taxes and other items                  50.2         51.7
  Changes in operating assets and liabilities:
   Receivables                                           (53.0)        17.2
   Inventories                                          (234.2)       202.3
   Other current assets                                   (7.5)        (5.2)
   Accounts payable, accrued expenses, income
    taxes payable, and other                             158.7         (5.0)
                                                      ----------   ----------
Net cash provided by operating activities                352.5        651.9
                                                      ----------   ----------

Cash flows from investing activities:
 Additions to property, plant and equipment             (229.4)      (189.6)
 Proceeds from sale of property, plant and equipment       2.5          2.0
 Proceeds from sale of installation subsidiary              -           4.7
 Purchase of retail subsidiary                           (59.1)          -
 Other investing activities                               (4.2)        (6.0)
                                                      ----------   ----------
Net cash used in investing activities                   (290.2)      (188.9)
                                                      ----------   ----------
Cash flows from financing activities:
 Purchases of treasury stock                            (251.1)      (286.2)
 Sales of treasury stock to employee stock plans          35.4         35.8
 Proceeds from exercise of stock options                  50.4         15.7
 Payments of dividends                                   (39.7)       (40.8)
 Changes in short-term borrowings, net                   (14.0)        20.7
 Repayments of long-term borrowings                      (40.1)       (20.0)
                                                      ----------   ----------
Net cash used in financing activities                   (259.1)      (274.8)
                                                      ----------   ----------

Net (decrease) increase in cash and cash
  equivalents                                           (196.8)       188.2
 Cash and cash equivalents, beginning of period          634.7        446.5
                                                      ----------   ----------
 Cash and cash equivalents, end of period              $ 437.9      $ 634.7
                                                      ==========   ==========